Exhibit 99.1

                             LAKELAND BANCORP, INC.
                        CONSOLIDATED STATEMENT OF INCOME
                        TWO MONTHS ENDED AUGUST 31, 1999
                                   (Unaudited)

                                                                    For the two
                                                                   months ended
                                                                 August 31, 1999
                                                                  (in thousands,
                                                                except per share
                                                                    and share
                                                                    amounts)


INTEREST INCOME:
Loans and fees                                                    $     6,354
Federal funds sold                                                        234
Securities                                                              2,635
                                                                        _____
     Total interest income                                              9,223
                                                                        _____
INTEREST EXPENSE:
Deposits                                                                3,225
Borrowed Money                                                            158
                                                                        _____
     Total interest expense                                             3,383
                                                                        _____
     Net interest income                                                5,840

PROVISION FOR LOAN LOSSES                                                  80
                                                                        _____
     Net interest income after
     provision for loan losses                                          5,760

OTHER INCOME:
Service charges on deposit accounts                                       729
Gain on sale of investment securities                                      88
Other income                                                              232
                                                                        _____
     Total other income                                                 1,049
                                                                        _____
OTHER EXPENSES:
Salaries and benefits                                                   3,464
Occupancy expense, net                                                    427
Furniture and equipment                                                   351
Other                                                                   1,992
                                                                        _____
     Total other expenses                                               6,234
                                                                        _____
INCOME BEFORE INCOME TAXES                                                575
INCOME TAXES                                                              201
                                                                        _____
     NET INCOME                                                   $       374
                                                                        =====
Net income per common share
     Basic                                                        $      0.03
     Diluted                                                      $      0.03

Weighted average number of shares outstanding
     Basic                                                         12,661,462
     Diluted                                                       12,711,890

                             LAKELAND BANCORP, INC.

                    NOTES TO CONSOLIDATED STATEMENT OF INCOME
                                   (Unaudited)

1.        Basis of Presentation

          The accompanying statement of income for the two months ended August 31, 1999 has been prepared by Lakeland Bancorp, Inc. (the "Company") and is unaudited. In the opinion of the Company's management, all adjustments (consisting solely of normal recurring adjustments) necessary to present fairly the Company's consolidated results of operations for the two months ended August 31, 1999 have been made. Certain information and footnote disclosures required under generally accepted accounting principles have been condensed or omitted from the consolidated statement of income and notes thereto presented herein pursuant to the rules and regulations of the SEC. The consolidated statement of income and notes thereto presented herein should be read in conjunction with the Company's audited consolidated financial statements for the year ended December 31, 1998 and notes thereto included in the Company's Annual Report on Form 10-K filed with the SEC. The results of operations for two months ended August 31, 1999 are not necessarily indicative of the results to be expected for any other interim period or the entire fiscal year.

2.        Merger Related Expenses

          Other expenses include High Point Financial Corp.'s and The National Bank of Sussex County's costs related to the merger of High Point into the Company, including costs related to certain change in control agreements previously entered into by High Point. The merger was completed on July 15, 1999.